Exhibit 99.2

              Anadarko Issues 2004 Production & Financial Guidance

    HOUSTON--(BUSINESS WIRE)--Jan. 30, 2004--Anadarko Petroleum Corporation (NYSE:APC) announced today that it will submit its 2004 financial and operating plans to its Board of Directors on Feb. 5. Details of the budget, including allocations for specific exploration and development operations, will be announced Feb. 6.
    The company expects to implement 2004 capital spending in the range of $2.6 billion to $2.9 billion, based on actual prices of oil and natural gas and cash flow.
    Based on these projections, oil and natural gas sales volumes are expected to grow 1 to 4 percent in 2004 over 2003's volumes of 192 million barrels of oil equivalent. The company's previous guidance was for 4 to 10 percent production growth in 2004. A delay in forecasted production from the company's deepwater Marco Polo project, caused by weather, reduced the range by two to three percentage points. The remaining smaller reduction is attributable to prudent operational risk adjustments and capital budget allocations.
    "We feel we have properly accounted for risks that are inherent to our producing properties, such as hurricanes and other weather delays, as well as other operational issues. There has been no real change in our decline rates or the performance of our existing assets. Rather, we are forecasting a range of production growth that incorporates the potential impact of myriad unexpected operational issues, giving us confidence in our ability to meet expectations," said Jim Hackett, Anadarko president and CEO.
    Anadarko Petroleum Corporation is one of the world's largest independent oil and gas exploration and production companies. Houston-based Anadarko is active in the U.S., Canada, Algeria and Qatar and is executing strategic exploration programs in several other countries. More information is available at www.anadarko.com.
    Attached to this document is supporting financial and operating guidance and the company's 2004/2005 hedge position.
    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that its goals will be achieved. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. While Anadarko makes these forward-looking statements in good faith, neither Anadarko nor its management can guarantee that the anticipated future results will be achieved. Anadarko discloses proved reserves that comply with the Securities and Exchange Commission's
(SEC) definitions. Additionally, Anadarko may disclose estimated reserves, which the SEC guidelines do not allow us to include in filings with the SEC. See Additional Factors Affecting Business in the Management's Discussion and Analysis included in the company's 2002 Annual Report on Form 10-K.



   Anadarko Petroleum Corporation Financial and Operating Guidance

                                         1st Qtr         Total Year
                                        Forecast          Forecast
                                     ---------------   ---------------
As of January 30, 2004                    Units             Units
                                     ---------------   ---------------
Total Sales (MM BOE)                    47  -    49      193  -   199

Crude Oil (MBbl/d):                    180  -   198      177  -   191
 United States                          79  -    85       83  -    89
 Canada                                 14  -    16       14  -    16
 Algeria                                60  -    80       55  -    63
 Other International                    20  -    24       23  -    25

Natural Gas (MMcf/d):                1,740  - 1,780    1,815  - 1,865
 United States                       1,340  - 1,380    1,400  - 1,450
 Canada                                390  -   410      400  -   430

Natural Gas Liquids (MBbl/d):           41  -    45       41  -    45
 United States                          38  -    43       38  -    43
 Canada                                  2  -     3        2  -     3

                                        $/ Unit           $/ Unit
                                     ---------------   ---------------
Price Differentials vs NYMEX
(w/o hedges)

Crude Oil ($/Bbl):                   (3.50) - (4.00)   (3.25) - (3.75)
 United States                       (4.00) - (4.75)   (3.75) - (4.50)
 Canada                              (3.00) - (3.75)   (2.50) - (3.00)
 Algeria                             (1.25) - (1.75)   (1.25) - (1.75)
 Other International                 (8.00) - (8.75)   (7.00) - (7.75)

Natural Gas ($/Mcf):                 (0.55) - (0.75)   (0.45) - (0.65)
 United States                       (0.50) - (0.70)   (0.40) - (0.60)
 Canada                              (0.75) - (0.95)   (0.55) - (0.85)

                                          $MM               $MM
                                     ---------------   ---------------
Other Revenues:
 Marketing                              11  -    13       55  -    60
 Minerals and Other                     13  -    15       50  -    55

                                         $ / Boe           $ / Boe
                                     ---------------   ---------------
Costs and Expenses:
 Operating Costs                      4.40  -  4.70     4.45  -  4.75
 Depr., Depl. and  Amort.             6.90  -  7.10     7.05  -  7.25
 Production Taxes (% of Rev)           6.0% -   6.5%     6.0% -   6.5%

                                          $MM               $MM
                                     ---------------   ---------------
 Administrative and General             80  -    85      310  -   340
 Impairments of Oil and Gas Assets       -  -    40        -  -   125
 Interest Expense                       60  -    65      245  -   265
 Other (Income) Expense                (10) -    10      (20) -    40

                                          Units             Units
                                     ---------------   ---------------
Federal Tax Rate                        37% -    39%      38% -    40%
 Deferred Taxes (% of Total Taxes)      65% -    70%      65% -    70%

Avg. Shares Outstanding (MM)
 Basic                                 253  -   254      253  -   254
 Diluted                               254  -   255      254  -   255

                                          $MM               $MM
                                     ---------------   ---------------
Capital Investment                     725  -   825    2,600  - 2,900
 E&P (Cost Incurred)                   650  -   725    2,300  - 2,500
 Capitalized Direct Expenses            45  -    50      175  -   200
 Capitalized Interest                   20  -    25       85  -   100
 Other                                  10  -    25       50  -   100


                    Anadarko Petroleum Corporation
                    Hedge Position for 2004 & 2005
                        As of December 31, 2003

                        Fixed and Physical        2- Way Collars
                            Contracts
                                   NYMEX
                        Volume     Price     Volume   Floor  Ceiling
Crude Oil               Bbl/day    $/Bbl     Bbl/day  $/Bbl   $/Bbl

United States
1st Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
2nd Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
3rd Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
4th Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
                     ----------------------------------------------
Total Year 2004           26,000  $27.22      3,260  $22.00  $26.32
                     ----------------------------------------------
Total Year 2005                -      $-      1,986  $22.00  $26.32
                     ----------------------------------------------

Algeria
1st Qtr 2004                   -      $-          -      $-      $-
2nd Qtr 2004                   -      $-          -      $-      $-
3rd Qtr 2004                   -      $-          -      $-      $-
4th Qtr 2004                   -      $-          -      $-      $-
                     ----------------------------------------------
Total Year 2004                -      $-          -      $-      $-
                     ----------------------------------------------

Total Crude Oil, All
 Locations
1st Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
2nd Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
3rd Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
4th Qtr 2004              26,000  $27.22      3,260  $22.00  $26.32
                     ----------------------------------------------
Total Year 2004           26,000  $27.22      3,260  $22.00  $26.32
                     ----------------------------------------------
Total Year 2005                -      $-      1,986  $22.00  $26.32
                     ----------------------------------------------
                                   NYMEX
                         Volume    Price    Volume    Floor  Ceiling
Natural Gas             MMMBtu/d  $/MMBtu   MMMBtu/d $/MMBtu $/MMBtu

United States
1st Qtr 2004               200.0   $3.88       44.3   $4.29   $6.43
2nd Qtr 2004               200.0   $3.88       44.3   $4.29   $6.43
3rd Qtr 2004               200.0   $3.88       44.3   $4.29   $6.43
4th Qtr 2004               200.0   $3.88       44.3   $4.29   $6.43
                     ----------------------------------------------
Total Year 2004            200.0   $3.88       44.3   $4.29   $6.43
                     ----------------------------------------------
Total Year 2005                -      $-       26.3   $3.76   $5.65
                     ----------------------------------------------

Canada
1st Qtr 2004                63.5   $3.83          -      $-      $-
2nd Qtr 2004                63.5   $3.83          -      $-      $-
3rd Qtr 2004                63.5   $3.83          -      $-      $-
4th Qtr 2004                45.2   $3.63          -      $-      $-
                     ----------------------------------------------
Total Year 2004             58.9   $3.79          -      $-      $-
                     ----------------------------------------------
Total Year 2005             32.6   $3.46          -      $-      $-
                     ----------------------------------------------

Total Natural Gas,
 All Locations
1st Qtr 2004               263.5   $3.87       44.3   $4.29   $6.43
2nd Qtr 2004               263.5   $3.87       44.3   $4.29   $6.43
3rd Qtr 2004               263.5   $3.87       44.3   $4.29   $6.43
4th Qtr 2004               245.2   $3.83       44.3   $4.29   $6.43
                     ----------------------------------------------
Total Year 2004            258.9   $3.86       44.3   $4.29   $6.43
                     ----------------------------------------------
Total Year 2005             32.6   $3.46       26.3   $3.76   $5.65
                     ----------------------------------------------


                                    3- Way Collars
                                   Sold     Purchased
                         Volume    Floor      Floor    Ceiling
Crude Oil                Bbl/day   $/Bbl      $/Bbl     $/Bbl

United States
1st Qtr 2004             18,000   $22.50       $27.50  $32.14
2nd Qtr 2004             18,000   $22.50       $27.50  $32.14
3rd Qtr 2004             18,000   $22.50       $27.50  $32.14
4th Qtr 2004             18,000   $22.50       $27.50  $32.14
                     ----------------------------------------------
Total Year 2004          18,000   $22.50       $27.50  $32.14
                     ----------------------------------------------
Total Year 2005               -       $-           $-      $-
                     ----------------------------------------------

Algeria
1st Qtr 2004             20,000   $18.00       $22.00  $28.07
2nd Qtr 2004             20,000   $18.00       $22.00  $28.07
3rd Qtr 2004             20,000   $18.00       $22.00  $28.07
4th Qtr 2004             20,000   $18.00       $22.00  $28.07
                     ----------------------------------------------
Total Year 2004          20,000   $18.00       $22.00  $28.07
                     ----------------------------------------------

Total Crude Oil,
 All Locations
1st Qtr 2004             38,000   $20.13       $24.61  $30.00
2nd Qtr 2004             38,000   $20.13       $24.61  $30.00
3rd Qtr 2004             38,000   $20.13       $24.61  $30.00
4th Qtr 2004             38,000   $20.13       $24.61  $30.00
                     ----------------------------------------------
Total Year 2004          38,000   $20.13       $24.61  $30.00
                     ----------------------------------------------
Total Year 2005               -       $-           $-      $-
                     ----------------------------------------------

                                  Sold        Purchased
                        Volume    Floor       Floor      Ceiling
Natural Gas             MMMBtu/d  $/MMBtu     $/MMBtu    $/MMBtu

United States
1st Qtr 2004              468.8    $3.23        $4.44   $5.90
2nd Qtr 2004              268.8    $2.67        $3.65   $5.30
3rd Qtr 2004              268.8    $2.67        $3.65   $5.30
4th Qtr 2004              268.8    $2.67        $3.65   $5.30
                     ----------------------------------------------
Total Year 2004           318.5    $2.87        $3.94   $5.52
                     ----------------------------------------------
Total Year 2005            18.8    $2.20        $3.00   $4.83
                     ----------------------------------------------

Canada
1st Qtr 2004                  -       $-           $-      $-
2nd Qtr 2004                  -       $-           $-      $-
3rd Qtr 2004                  -       $-           $-      $-
4th Qtr 2004                  -       $-           $-      $-
                     ----------------------------------------------
Total Year 2004               -       $-           $-      $-
                     ----------------------------------------------
Total Year 2005               -       $-           $-      $-
                     ----------------------------------------------


Total Natural Gas,
 All Locations
1st Qtr 2004              468.8    $3.23        $4.44   $5.90
2nd Qtr 2004              268.8    $2.67        $3.65   $5.30
3rd Qtr 2004              268.8    $2.67        $3.65   $5.30
4th Qtr 2004              268.8    $2.67        $3.65   $5.30
                     ----------------------------------------------
Total Year 2004           318.5    $2.87        $3.94   $5.52
                     ----------------------------------------------
Total Year 2005            18.8    $2.20        $3.00   $4.83
                     ----------------------------------------------

    CONTACT: Anadarko Petroleum Corporation, Houston
             Media Contacts:
             Teresa Wong, 832-636-1203
             teresa_wong@anadarko.com
             or
             Lee Warren, 832-636-3321
             lee_warren@anadarko.com
             or
             Investor Contacts:
             David Larson, 832-636-3265
             david_larson@anadarko.com
             or
             Stewart Lawrence, 832-636-3326
             stewart_lawrence@anadarko.com